UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2008
INVERNESS MEDICAL INNOVATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16789	04-3565120

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
51 Sawyer Road, Suite 200
Waltham, Massachusetts 02453
(Address of principal executive offices) (Zip Code)
(781) 647-3900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1 The Summary Financial Information
EX-99.2 Unaudited Pro Forma Financials

Item 8.01 Other Events.
     On April 24, 2007, Inverness Medical Innovations, Inc. (the “Company”) announced its intention to restate its consolidated financial statements as of and for the year ended December 31, 2007 to correct two errors and, as a result, the Company has amended its most recent Annual Report on Form 10-K (the “10K/A”) and certain pro forma financial information contained in its Current Report on Form 8-K, event date February 14, 2008, as amended (the “Pro Formas”). The first error related to the calculation of the Company’s provision for income taxes for the fourth quarter of 2007, which was understated by approximately $1.8 million for a non-cash charge related to the write-off of in-process research and development expense recorded during the quarter. The second error related to the calculation of the Company’s sales and marketing expense for the fourth quarter of 2007, which was understated by approximately $2.4 million for non-cash amortization expense related to a 2007 acquisition. The Company is filing this Current Report on Form 8-K to revise certain Summary Selected Historical Financial Data, Summary Unaudited Pro Forma Condensed Combined Financial Data, Comparative Historical and Pro Forma Per Share Data and Ratio of Earning to Fixed Charges (the “Summary Financial Information”) contained in the Company’s Registration Statement on Form S-4/A (No. 333-149259). The Summary Financial Information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The Summary Financial Information is primarily derived from the 10-K/A and the Pro Formas, to which the Company refers you for further information. The Pro Formas are attached hereto as Exhibit 99.2 for convenience purposes and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	The Summary Financial Information.

99.2	Unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2007 and unaudited pro forma condensed combined balance sheet as of December 31, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
By:	/s/ Jay McNamara
Jay McNamara
Senior Counsel — Corporate & Finance

Date: May 2, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	The Summary Financial Information.

99.2	Unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2007 and unaudited pro forma condensed combined balance sheet as of December 31, 2007.